Federated Hermes Short Duration High Yield ETF
A Portfolio of Federated Hermes ETF Trust
NYSE ARCA TICKER FHYS

SUPPLEMENT TO SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 2023
Effective September 6, 2023, Steven J. Wagner no longer serves as a portfolio manager of the above-named Fund. Accordingly, please remove all references to Mr. Wagner. The other members of the management team will continue to manage the Fund.
1. Under the Prospectus section “Who Manages the Fund?” in the sub-section “Portfolio Management Information,” please delete the information for Mark E. Durbiano and replace it in its entirety with the following, effective September 6, 2023:
“Mark E. Durbiano
Mark E. Durbiano, CFA, Senior Portfolio Manager, has been the Fund’s portfolio manager since its inception in December of 2021.
Mr. Durbiano is Head of the Domestic High Yield Group and Head of the Bond Sector Pod/Committee. He is responsible for day-to-day management of the Fund focusing on asset allocation and security selection. Mr. Durbiano is also responsible for overseeing the macro strategy of the Fund and general team oversight. He has been with the Adviser or an affiliate since 1982; has worked in investment management since 1982; has managed investment portfolios since 1984. Education: B.A., Dickinson College; M.B.A., University of Pittsburgh.”
September 6, 2023

Federated Hermes Short Duration High Yield ETF
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-756
Contact us at FederatedHermes.com/us
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q456211 (9/23)
© 2023 Federated Hermes, Inc.